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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         June 10, 1998
                                                --------------------------------

                         United Investors Realty Trust
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             (Exact Name of Registrant as Specified in its Charter)

            Texas                        0-23833                76-0265701
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(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)

      5847 San Felipe, Suite 850
              Houston, TX                                  77057
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:       (713) 781-2860
                                                   -----------------------------

                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. United Investors Realty Trust (NASDAQ: UIRT) announced on June 10, 1998 the appointment of R. Steven Hamner as chief financial officer. Mr. Hamner will assume his duties effective July 1, 1998, replacing Daniel M. Jones III, who has resigned to pursue other business interests as of that date. Mr. Hamner, age 41, has been the senior manager of the UIRT audit team at Ernst & Young LLC, the Company's auditors. He received a B.S. degree in Accounting in 1979 from Louisiana State university in Baton Rouge, and is a CPA.


                                   SIGNATURES

         Pursuant To the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 10, 1998.



                           UNITED INVESTORS REALTY TRUST


                           By: /s/ Daniel M. Jones, III
                                   ---------------------------------------------
                                   Daniel M. Jones, III
                                   Chief Financial Officer